SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Earliest Event Reported: September 12, 2002
(date of earliest event reported)

WACHOVIA ASSET SECURITIZATION, INC.
(Exact name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	333-97457 (Commission File Number)	56-1967773 (I.R.S. Employer Identification Number)

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (704) 374-2702

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.     Other Events

Filing of Computational Materials

        In connection with the proposed offering of the Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2002-HE1 (the “Notes”), Wachovia Securities, as underwriter (the “Underwriter”), have prepared certain materials (the “Computational Materials”) for distribution to potential investors. Although Wachovia Asset Securitization, Inc. (the “Company”) provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the “Mortgage Loans”) in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

        For purposes of this Form 8-K, “Computational Materials” shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1, 99.2 and 99.3 hereto are filed herewith.

Filing of Legal Opinions

        In connection with the proposed issuance of securities pursuant to registration statement No. 333-97457, Orrick, Herrington & Sutcliffe LLP, counsel to the Registrant, has issued certain legal opinions. The above-referenced legal opinions listed as Exhibits 5.1 and 8.1 hereto are filed herewith.

Filing of Form T-1

        Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, for JPMorgan Chase Bank listed as Exhibit 25 hereto is filed herewith.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

5.1 Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of Securities
8.1 Opinion of Orrick, Herrington & Sutcliffe LLP regarding tax matters
23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1)
25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)
99.1 Computational Materials.
99.2 Computational Materials.
99.3 Computational Materials.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA ASSET SECURITIZATION, INC.
By:	/s/ Robert Perret
Name: Robert Perret Title: Vice President

Dated: September 19, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of Certificates
8.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding tax matters
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibits 5.1 and 8.1)
25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)
99.1	Computational Materials.
99.2	Computational Materials.
99.3	Computational Materials.